Exhibit 99.1
Investing for a Strong Future Michael J. Mendes Chairman, President and Chief Executive Officer September 2010

Important Information This document contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, including projections of Diamond's results. The words "anticipate," "expect," "believe," "goal," "plan," "intend," "estimate," "may," "will," "would" and similar expressions and variations thereof are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties. Actual results could differ materially from projections made in this release. Some factors that could cause actual results to differ from our expectations include risks of integrating acquired businesses and entering markets in which we have limited experience, availability and pricing of raw materials, loss of key customers and an increase in competition. A more extensive list of factors that could materially affect our results can be found in Diamond's periodic filings with the Securities and Exchange Commission. They are available publicly and on request from Diamond's Investor Relations Department.

Focused on Building, Acquiring and Energizing Brands

Diamond Foods: Investing for a Strong Future Multiple Growth Drivers Scale Leverage Margin Expansion Delivering Sustainable Long Term Earnings Growth 15-20% 5-Year EPS CAGR

Broader Presence Across the Store Cereal Aisle Checkout Baking Aisle Produce Department Natural Foods Snack Aisle Multiple Points of Contact with Shoppers More Meaningful Partner to Retailer Deli Counter

Large Addressable Markets Culinary Nuts Category total 30.4 Snack 15.6 $46B+ Total 0.9 1.5 2.9 0.9 9.4 $0.9B $1.5B $9.4B $15.6B U.S. Snack and Culinary Addressable Market* $2.9B *Includes $3.1B for U.K. Chip Market $0.9B Produce Snacks Snack Nuts Microwave Popcorn Potato Chips (U.S. & U.K.)

Continue to Expand Kettle's Distribution Beyond Core U.S. and U.K. Markets Opportunity to Leverage Distribution Across Brands Enhanced International Growth Platform Source: Euromonitor International Sales 2009 ~10% 2011 >20%

Double-Digit Retail Sales Growth $ Millions 2003 153.8 2004 187.5 2005 228.5 2006 274.9 2007 333.1 2008 370.4 2009 465.1 2010e 571 +20% CAGR 19 of 21 Quarters with Year-Over-Year Growth

Building Profitable Retail Business Total Sales 2005 2009 non-retail 234 101 culinary 207 273 snack 41 183 $463 Snack Culinary Non-Retail $571 Snack Culinary Non-Retail $ Millions Optimizing Product Mix Expanding Distribution Strategic Acquisitions Leveraging Scale 82% Gross Margin 10.5% 23.7% +1320 bps 49% Note: Culinary segment includes sales of In-shell segment

Margin Expansion Opportunity Gross Margin 9 Mos. YTD 1st Qtr 2005 0.105 2006 0.143 2007 0.15 2008 0.166 2009 0.225 2010 0.233 Fiscal Year Operating Margin 9 Mos. YTD 1st Qtr 2005 -0.014 2006 0.028 2007 0.03 2008 0.045 2009 0.082 2010 0.095 Fiscal Year Note: 2005 Results Pre-IPO (1)Fiscal Year 2009. Average Includes Conagra, General Mills, Hain Celestial, J.M. Smucker, Kellogg, Kraft, McCormick and PepsiCo 14% Industry Average (1) 36% Industry Average (1)

Leveraging Investments in Our Brands Total Advertising Spending % Retail Sales FY06 FY09 18 28.785 FY06 FY09 0.085 0.062 $ Millions 3.8% Industry Average (1) (1) Fiscal Year 2009. Average Includes Conagra, General Mills, Hain Celestial, J.M. Smucker, Kellogg, Kraft, McCormick and PepsiCo

Advertising Media Sponsorships Retail Content History of Brand Building

Andrew Burke Executive Vice President Chief Marketing Officer

Model for Innovation and Building Brands Differentiation Brand Affinity Advertising Media Content Relevant Brand Positioning Expanding Presence Distribution Merchandising Shelf Placement Retail Activation Brands Consumers and Retailers Can't Live Without Sustainable Growth Quality Flavor Innovative Products and Packaging

Culture of Product Innovation Jumbo Kernels Patented Salt Application Patent-Pending Cocoa Roast Process First to Market with High Quality Mix Patented Glazed Process Krinkle Cut Chips Nut Toppings Sweet & Salty Magic Colors

Product Innovation: Better-for-You Platform 100 Calorie Pop 100 Calorie Packs Reduced Fat and Baked

Expanding Brand Equity into New Segments: All Natural Kettle TIAS! Tortilla Chips

Breakfast on the Go Kettle UK - Ridge Crisps New Occasions/New Targets Multi-Packs

Leveraging Our Scale at Retail Labels for Education Super Bowl Feed Your Fingers March Madness 2010 2011

Online: New Paths to Engage Customers

Pop Secret: Re-Energizing the Brand Enhancing Your Movie Night

Pop Secret: Creating a Better Consumer Experience

Innovation: Improving Retailer Performance Source: Nielsen, 52 Weeks Ending 3/10, YA Average Indexed Category Velocity Category Dollar Sales % Change vs. YA <15 >15 98 119 Retailers that Decreased Pop Secret Items Retailers that Maintained/Increased Pop Secret Items Increasing Pop Secret Assortment Is Good for the Category SKUs % Accounts 91% 9% More Pop Secret SKUs Drives 19% Greater Velocity

Pop Secret Results: Growing Faster than Category 9/5 -14.8 10/3 -6.7 10/31 -5.4 11/28 -1.7 12/26 -2.1 1/23 -0.6 2/20 6.3 3/20 6.1 4/17 10.7 5/15 17.2 6/12 12.1 7/10 12 8/7 2.8 Total Pop Secret Growth Rate - Category Growth Rate (U.S. FDM) Source: Nielsen data ending 8/7/2010, FDM 2009 2010

Steve M. Neil Executive Vice President Chief Financial & Administrative Officer

Track Record of Growth Revenue Adjusted EBITDA & Margin 2006 477.2 2007 522.585 2008 531.492 2009 570.9 2009 457 2010 504 $ Millions 2006 22.667 2007 29.1 2008 37.2 2009 61.1 2009 48 2010 60 $ Millions 5% 6% 7% 11% Note: Fiscal year end 7/31 12% 3-Year CAGR: 39% 3-Year CAGR: 6% 11% 9 Mos. YTD 9 Mos. YTD

Focus on Value-Add Base Commodity Cost as % of Total COGS Diamond Foods Base Commodity as % of COGS Non-Retail Culinary Nuts Snack Nuts & Trail Mix Microwave Popcorn Potato Chips 85 65 45 20 20 70-90% 60-70% <20% <20% 30-40% 2005 2011E 75 50 75% <50%

Strong Cash Flow Generation Leads to Rapid Debt Paydown Net Debt and Leverage Q1 Q2 Q3 Q4 Q1 Q2 Q3 3.1 1.9 1.8 1.4 1.6 1.3 4.1 $ Millions 1.8x 3.1x 1.9x 1.6x 1.4x $201 $133 $124 $553 $90 1.3x $86 Rapid Paydown Note: Fiscal year end 7/31 4.1x $105 2010 2009 Leverage Ratio

Sales to Over 100 Countries Global Sourcing Expertise International Experience Korea Germany Japan Netherlands Spain Sourcing Vietnam Brazil India China Caribbean Canada England Italy Turkey Egypt Iceland Australia Singapore Thailand Mexico

Earnings per Share* Actual Consensus Thirteen Consecutive Quarters of Outperformance EPS Seasonality Actual Consensus Q3 -0.09 -0.16 Q4 0.05 0.03 Q1 0.52 0.44 Q2 0.17 0.16 Q3 0.07 0.05 Q4 0.16 0.13 Q1 0.67 0.62 Q2 0.37 0.31 Q3 0.16 0.14 Q4 0.25 0.18 Q1 0.88 0.85 Q2 0.48 0.47 Q3 0.3 0.21 FY07 FY08 FY09 FY10 *Non-GAAP. See Appendix for Non-GAAP reconciliation Upside $0.07 $0.02 $0.08 $0.01 $0.02 $0.03 $0.05 $0.06 $0.03 $0.02 $0.07 $0.09 $0.01

EPS Earnings per Share Growth and Valuation Potential 2005 2006 2007 2008 2009 2010e eps 0 0.47 0.53 0.91 1.47 1.88 $/Share N.A. $0.47 $0.53 $0.91 $1.86 - $1.88 Valuation Share Price PEG $50 0.7 $60 0.8 $70 1.0 $80 1.1 Industry Average 1.5 $1.47 First Call Consensus: FY10: $1.88; FY11: $2.43 *2010 Guidance Based on Actual Results Through Q3 and Q4 Guidance Provided on May 27, 2010

Diamond Foods: Investing for a Strong Future Multiple Growth Drivers Innovative New Products Expanded Current Distribution New Channels Strategic Acquisitions International Scale Leverage Focused Channels Supply Chain Infrastructure Margin Expansion Product and Channel Mix Operational Efficiencies Innovation Delivering Sustainable Long Term Earnings Growth 15-20% 5-Year EPS CAGR

Long Term Financial Targets $ Millions, Except per Share and % 2009 2010 Guidance 2010 - 2015 Total Net Sales $571M 8 - 10% CAGR Snack Sales $189M 15 - 20% CAGR Operating Margin 8.0% 13 - 15% in 2015 EPS $1.47 $1.86 - $1.88 >$4.00 in 2015 Fiscal Year Ended July 31 2010 Guidance Based on Actual Results Through Q3 and Q4 Guidance Provided on May 27, 2010. 15-20% EPS CAGR

Investing for a Strong Future

Non-GAAP Reconciliation 9 Months 2010 2009 2008 2007 GAAP Net Sales GAAP Net Sales GAAP Net Sales $503,544 $570,940 $531,492 $522,585 Non-GAAP Net Sales Non-GAAP Net Sales Non-GAAP Net Sales $503,544 $570,940 $531,492 $522,585 GAAP Cost of Sales GAAP Cost of Sales GAAP Cost of Sales $386,382 $435,344 $443,490 $443,945 Non-GAAP Cost of Sales Non-GAAP Cost of Sales Non-GAAP Cost of Sales $386,070 $435,344 $443,490 $443,945 GAAP Operating Expense GAAP Operating Expense GAAP Operating Expense $80,268 $89,756 $64,121 $66,025 Adjustment for Acquisition, Restructuring and Other Costs and Loss on Termination of Defined Benefit Plan ($10,698) ($3,039) Non-GAAP Operating Expense Non-GAAP Operating Expense Non-GAAP Operating Expense $69,570 $89,756 $64,121 $62,986 GAAP Interest and Other Non-Operating Expense GAAP Interest and Other Non-Operating Expense GAAP Interest and Other Non-Operating Expense $5,921 $7,153 $1,040 $1,389 Debt Prepayment Penalty Less Sale of Emission Resource Credits ($1,849) ($898) Non-GAAP Interest and Other Non-Operating Expense Non-GAAP Interest and Other Non-Operating Expense Non-GAAP Interest and Other Non-Operating Expense $4,072 $6,255 $1,040 $1,389 GAAP Income Tax Expense GAAP Income Tax Expense GAAP Income Tax Expense $11,052 $14,944 $8,085 $2,793 Net Income Tax Adjustments $3,089 $366 $2,625 Non-GAAP Income Tax Expense Non-GAAP Income Tax Expense Non-GAAP Income Tax Expense $14,591 $15,310 $8,085 $5,418 GAAP Net Income GAAP Net Income GAAP Net Income $19,471 $23,743 $14,756 $8,433 Non-GAAP Net Income Non-GAAP Net Income Non-GAAP Net Income $29,241 $24,275 $14,756 $8,847 GAAP EPS GAAP EPS GAAP EPS $1.07 $1.44 $0.91 $0.53 Non-GAAP EPS Non-GAAP EPS Non-GAAP EPS $1.61 $1.47 $0.91 $0.56 Full-Year Non-GAAP EPS Estimate of $1.86-$1.88 Reflects Actual Results Through Q3 and Q4 EPS Guidance of $0.25-$0.27 Provided on May 27, 2010